Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

	Contact:	Robert E. Farnham
Senior Vice President of Finance
Health Management Associates, Inc.
(239) 598-3131

HEALTH MANAGEMENT ANNOUNCES

SECOND QUARTER 2013 RESULTS

NAPLES, FLORIDA (August 9, 2013) Health Management Associates, Inc. (NYSE: HMA) today announced its consolidated financial results for the second quarter ended June 30, 2013.

Key metrics from continuing operations for the second quarter (all percentage changes in the bullet points below compare the second quarter of 2013 to the second quarter of 2012) include:

•

As shown in the tables accompanying this press release, diluted earnings per share (“EPS”) from continuing operations was $0.03. Excluding the impact of approximately $19.3 million, or $0.04 per diluted share, of interest rate swap accounting and mark-to-market adjustments on the swap, diluted earnings per share from continuing operations was $0.07 per diluted share, as compared to $0.21 per diluted share in the prior year;

•	Net revenue was $1.464 billion;

•

Adjusted EBITDA was $181.2 million, which includes $23.2 million of Medicare and Medicaid Healthcare Information Technology (“HCIT”) incentive payment as well as approximately $9.1 million, or $0.02 per diluted share, of severance accruals for certain employment arrangements;

•	Same hospital net revenue was $1.398 billion;

•	Same hospital net revenue per adjusted admission decreased 2.7%;

•	As shown in the accompanying table, same hospital Adjusted EBITDA was $247.8 million, or an EBITDA margin of 17.7%; and

•	Same hospital surgeries decreased 2.2% and emergency room visits decreased 3.1%.

The tables accompanying this press release include reconciliations of consolidated net income to all presentations of Adjusted EBITDA (which is not a GAAP measure) contained in this press release. Those tables also reconcile earnings per share on a GAAP basis to those amounts presented in this press release and contain disclaimers and other important information regarding how Health Management defines and uses Adjusted EBITDA.

Health Management Associates, Inc. / Page 2

For the second quarter, Health Management’s provision for doubtful accounts was $240.9 million, or 14.1% of net revenue before the provision for doubtful accounts, compared to $214.6 million, or 12.7% of net revenue before the provision of doubtful accounts, for the same quarter a year ago.

Uninsured self-pay patient discounts for the second quarter were $369.0 million, compared to $311.9 million for the same quarter a year ago. Charity/indigent care write-offs were $28.2 million for the second quarter, compared to $24.3 million for the same quarter a year ago.

The sum of uninsured discounts, charity/indigent write-offs and the provision for doubtful accounts, as a percent of the sum of net revenue before the provision for doubtful accounts, uninsured discounts and charity/indigent write-offs (which Health Management refers to as its Uncompensated Patient Care Percentage) was 30.3% for the second quarter, compared to 27.2% for the second quarter a year ago, and 28.6% for the quarter ended March 31, 2013. Health Management believes that its Uncompensated Patient Care Percentage provides key information regarding the aggregate level of patient care for which it does not receive payment.

Cash flow from continuing operating activities for the second quarter was $108.3 million, after cash interest and cash tax payments aggregating $61.7 million. At June 30, 2013, Health Management’s total leverage ratio and interest coverage ratio were 4.1, both being well within its debt covenant requirements.

Health Management hospitals recognized $23.2 million and $2.9 million of incentive payments in the three months ended June 30, 2013 and 2012, respectively.

For the six months ended June 30, 2013, Health Management reported net revenue of $2.947 billion and Adjusted EBITDA of $380.1 million. As shown in the tables accompanying this press release, excluding the impact of approximately $37.0 million, or $0.09 per diluted share, for interest rate swap accounting as well as mark-to-market adjustments on the swap due to interest rate conditions, for the six months ended June 30, 2013, diluted earnings per share from continuing operations were $0.21. Consolidated diluted earnings per share from continuing operations were $0.12 for the six months ended June 30, 2013.

As previously announced, Community Health Systems, Inc. (NYSE: CYH) (“CHS”) and Health Management Associates have entered into a definitive merger agreement pursuant to which CHS will acquire HMA for approximately $7.6 billion, including the assumption of approximately $3.7 billion of indebtedness. The

Health Management Associates, Inc. / Page 3

transaction is expected to close by the end of the first quarter of 2014 and is subject to approval by a 70 percent vote of Health Management’s stockholders, antitrust clearance, receipt of other regulatory approvals, the absence of certain adverse developments, and customary closing conditions.

Health Management enables America’s best local health care by providing the people, processes, capital and expertise necessary for its hospital and physician partners to fulfill their local missions of delivering superior health care services. Health Management, through its subsidiaries, operates 71 hospitals with approximately 11,100 licensed beds in non-urban communities located throughout the United States.

All references to “Health Management,” “HMA” or the “Company” used in this release refer to Health Management Associates, Inc. and its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “pending,” “continues,” “should,” “could” and other similar words. All statements addressing operating performance, events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future, including but not limited to projections of revenue, provisions for doubtful accounts, income or loss, capital expenditures, debt structure, principal payments on debt, capital structure, the amount and timing of funds under the meaningful use measurement standard of various Healthcare Information Technology incentive programs, other financial items and operating statistics, statements regarding our plans and objectives for future operations, the impact of changes in observation stays, our ability to achieve process efficiencies, factors we believe may have an impact on our deductibles and co-pays, acquisitions, acquisition financing, divestitures, joint ventures, market service development and other transactions, statements of future economic performance, statements regarding our legal proceedings and other loss contingencies (including, but not limited to, the timing and estimated costs of such matters), statements regarding market risk exposures, statements regarding our ability to achieve cost efficiencies and/or reductions, statements regarding the effects and/or interpretations of recently enacted or future health care laws and regulations, statements regarding the potential impact of health care exchanges, statements of the beliefs or assumptions underlying or relating to any of the foregoing statements, and statements that are other than statements of historical fact, are considered to be “forward-looking statements.”

Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management Associates, Inc.’s most recent Annual Report on Form 10-K, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management Associates, Inc.’s underlying beliefs or assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management Associates, Inc.’s forward-looking statements. Except as required by law, Health Management Associates, Inc. disclaims any obligation to update its risk factors or to publicly announce updates to the forward-looking statements contained in this press release to reflect new information, future events or other developments.

(financial tables follow)

HEALTH MANAGEMENT ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Net revenue before the provision for doubtful accounts	$1,705,267	$1,686,541	$3,429,108	$3,373,059
Provision for doubtful accounts	(240,926)	(214,563)	(481,805)	(415,824)

Net revenue	1,464,341	1,471,978	2,947,303	2,957,235

Salaries and benefits	681,138	645,933	1,365,329	1,305,017
Supplies	232,744	226,154	468,512	460,597
Rent expense	43,207	43,839	85,363	88,864
Other operating expenses	349,238	325,635	675,013	637,415
Medicare and Medicaid HCIT incentive payments	(23,228)	(2,871)	(27,054)	(7,461)
Depreciation and amortization	96,464	85,712	190,339	164,106
Interest expense	69,934	75,166	139,363	163,929
Other	(1,841)	(1,022)	(3,732)	618

	1,447,656	1,398,546	2,893,133	2,813,085

Income from continuing operations before income taxes	16,685	73,432	54,170	144,150
Provision for income taxes	(4,662)	(25,291)	(14,380)	(50,018)

Income from continuing operations	12,023	48,141	39,790	94,132
Loss from discontinued operations, net of income taxes	—	(3,021)	—	(4,416)

Consolidated net income	12,023	45,120	39,790	89,716
Net income attributable to noncontrolling interests	(4,654)	(8,166)	(9,319)	(15,072)

Net income attributable to Health Management Associates, Inc.	$7,369	$36,954	$30,471	$74,644

Earnings per share attributable to Heath Management Associates, Inc. common stockholders:
Basic and Diluted:
Continuing operations	$0.03	$0.16	$0.12	$0.31
Discontinued operations	—	(0.02)	—	(0.02)

Net income	$0.03	$0.14	$0.12	$0.29

Weighted average number of shares outstanding:
Basic	258,522	254,496	257,381	253,906

Diluted	262,620	256,030	261,629	255,864

Net income attributable to Health Management Associates, Inc.
Income from continuing operations, net of income taxes	$7,369	$39,975	$30,471	$79,060
Loss from discontinued operations, net of income taxes	—	(3,021)	—	(4,416)

Net income attributable to Health Management Associates, Inc.	$7,369	$36,954	$30,471	$74,644

HEALTH MANAGEMENT ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in thousands)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Consolidated net income	$39,790	$89,716
Adjustments to reconcile consolidated net income to net cash provided by continuing operating activities:
Depreciation and amortization	196,385	169,612
Amortization related to interest rate swap contract	36,307	40,533
Fair value adjustment related to interest rate swap contract	665	18,448
Provision for doubtful accounts	481,805	415,824
Stock-based compensation expense	14,441	13,204
(Gains) losses on sales of assets, net	(1,259)	2,191
Gains on sales of available-for-sale securities, net	(2,354)	(583)
Write-offs of deferred debt issuance costs	584	—
Deferred income tax (benefit) expense	24,164	(22,092)
Changes in assets and liabilities of continuing operations, net of the effects of acquisitions:
Accounts receivable	(506,697)	(446,976)
Supplies, prepaid expenses and other current assets	168	(2,673)
Prepaid and recoverable income taxes	(15,976)	53,931
Deferred charges and other long-term assets	(5,216)	18
Accounts payable, accrued expenses and other liabilities	(130,736)	(43,161)
Equity compensation excess income tax benefits	(4,402)	(1,407)
Loss from discontinued operations, net of income taxes	—	4,416

Net cash provided by continuing operating activities	127,669	291,001

Cash flows from investing activities:
Additions to property, plant and equipment	(142,988)	(194,175)
Acquisitions of hospitals and other	(172,900)	(66,673)
Proceeds from sales of assets and insurance recoveries	3,403	1,367
Proceeds from sales of discontinued operations	—	1,392
Purchases of available-for-sale securities	(454,468)	(901,735)
Proceeds from sales of available-for-sale securities	519,135	906,117
Decrease (increase) in restricted funds	11,663	(1,783)

Net cash used in continuing investing activities	(236,155)	(255,490)

Cash flows from financing activities:
Principal payments on debt and capital lease obligations	(248,020)	(61,072)
Proceeds from long-term borrowings	318,400	17,000
Proceeds from exercise of stock options	25,026	—
Cash payments to noncontrolling shareholders	(19,715)	(23,281)
Payments for debt issuance costs	(1,588)	—
Cash received from noncontrolling shareholders	—	3,591
Equity compensation excess income tax benefits	4,402	1,407

Net cash provided by (used in) continuing financing activities	78,505	(62,355)

Net decrease in cash and cash equivalents before discontinued operations	(29,981)	(26,844)
Net decreases in cash and cash equivalents from discontinued operations:
Operating activities	—	(864)
Investing activities	—	(135)

Net decrease in cash and cash equivalents	(29,981)	(27,843)
Cash and cash equivalents at the beginning of the period	59,173	64,143

Cash and cash equivalents at the end of the period	$29,192	$36,300

HEALTH MANAGEMENT ASSOCIATES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS AND STATISTICS

(unaudited, dollars in thousands)	June 30, 2013	December 31, 2012

Assets
Current assets:
Cash and cash equivalents	$29,192	$59,173
Available-for-sale securities	56,722	121,106
Accounts receivable, net	990,458	976,872
Other current assets	330,005	307,847
Assets of discontinued operations	6,250	6,250
Property, plant and equipment, net	3,594,290	3,463,052
Restricted funds	112,607	125,532
Other assets	1,440,392	1,340,957

Total assets	$6,559,916	$6,400,789

Liabilities and Stockholders’ Equity
Current liabilities	$821,904	$972,423
Deferred income taxes	336,912	301,237
Other long-term liabilities	728,319	673,344
Long-term debt	3,578,288	3,433,260
Stockholders’ equity	1,094,493	1,020,525

Total liabilities and stockholders’ equity	$6,559,916	$6,400,789

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Continuing Operations
Occupancy	37.4%	39.4%		39.4%	41.6%
Patient days	361,464	361,924	-0.1%	740,830	763,029	-2.9%

Admissions	84,462	86,467	-2.3%	170,741	179,845	-5.1%
Adjusted admissions	172,911	172,194	0.4%	343,194	350,148	-2.0%

Average length of stay	4.3	4.2		4.3	4.2
Surgeries	99,996	99,808	0.2%	195,996	199,924	-2.0%
Emergency room visits	452,201	453,964	-0.4%	908,313	897,079	1.3%

Net revenue (in thousands)	$1,464,341	$1,471,978	-0.5%	$2,947,303	$2,957,235	-0.3%
Net revenue per adjusted admission	$8,469	$8,548	-0.9%	$8,588	$8,446	1.7%
Total inpatient revenue percentage	42.7%	45.1%		43.5%	46.1%
Total outpatient revenue percentage	57.3%	54.9%		56.5%	53.9%

Same Hospitals
Occupancy	37.0%	39.4%		39.5%	41.6%
Patient days	342,085	361,924	-5.5%	718,002	763,029	-5.9%

Admissions	80,658	86,467	-6.7%	165,840	179,845	-7.8%
Adjusted admissions	168,009	172,194	-2.4%	335,580	350,148	-4.2%

Average length of stay	4.2	4.2		4.3	4.2
Surgeries	97,605	99,808	-2.2%	192,580	199,924	-3.7%
Emergency room visits	439,704	453,964	-3.1%	883,207	897,079	-1.5%

Net revenue (in thousands)	$1,398,084	$1,471,978	-5.0%	$2,868,116	$2,957,235	-3.0%
Net revenue per adjusted admission	$8,321	$8,548	-2.7%	$8,547	$8,446	1.2%
Total inpatient revenue percentage	42.2%	45.1%		43.3%	46.1%
Total outpatient revenue percentage	57.8%	54.9%		56.7%	53.9%

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Net revenue	$1,464,341	$1,471,978	$2,947,303	$2,957,235
Less acquisitions	66,257	—	79,187	—

Same hospital net revenue	$1,398,084	$1,471,978	$2,868,116	$2,957,235

Consolidated net income	$12,023	$45,120	$39,790	$89,716

Adjustments:
Loss from discontinued operations, net of income taxes	—	3,021	—	4,416
Provision for income taxes	4,662	25,291	14,380	50,018
(Gains) losses on sales of assets, net	(1,169)	(146)	(1,259)	2,191
Interest and other income, net	(672)	(876)	(2,473)	(1,573)
Interest expense	69,934	75,166	139,363	163,929
Depreciation and amortization	96,464	85,712	190,339	164,106

Adjusted EBITDA (a)	181,242	233,288	380,140	472,803

Adjustment for acquisitions, corporate and other	66,554	53,977	146,048	109,139

Same hospital operating Adjusted EBITDA (a)	$247,796	$287,265	$526,188	$581,942

Same hospital operating Adjusted EBITDA margins =
Same hospital operating Adjusted EBITDA / Same hospital net revenue (a)	17.7%	19.5%	18.3%	19.7%

(a)	Adjusted EBITDA is defined as consolidated net income before discontinued operations, net (gains) losses on sales of assets, net interest and other income, interest expense, income taxes and depreciation and amortization. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenue. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Health Management believes that providing non-GAAP information such as Adjusted EBITDA is important for investors and other readers of Health Management’s consolidated financial statements, as it is commonly used as an analytical indicator within the health care industry and Health Management’s debt facilities contain covenants that use Adjusted EBITDA in their calculations. Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies.

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands, except per share amounts)

The following tables provide information regarding income from continuing operations attributable to Health Management, excluding the impact of the interest rate swap amortization and mark-to-market adjustments. These tables are a non-GAAP presentation; nonetheless, Health Management believes that providing this detail is beneficial to investors and other readers of Health Management’s financial statements due to the significant impact these items had on income from continuing operations attributable to Health Management.

Three Months Ended June 30, 2013

	Continuing Operations	Interest Rate Swap Amortization and Mark-To-Market Adjustments	Total, As Reported

Income from continuing operations before income taxes	$36,001	$(19,316)	$16,685
Net income from continuing operations attributable to noncontrolling interests	(4,654)	—	(4,654)

Income from continuing operations before income taxes attributable to Health Management Associates, Inc.	31,347	(19,316)	12,031
Provision for income taxes	(12,147)	7,485	(4,662)

Income from continuing operations attributable to Health Management Associates, Inc. common stockholders	$19,200	$(11,831)	$7,369

Earnings per share from continuing operations attributable to Health Management Associates, Inc. common stockholders:
Basic and Diluted	$0.07	$(0.04)	$0.03

Three Months Ended June 30, 2012

	Continuing Operations	Interest Rate Swap Amortization and Mark-To-Market Adjustments	Total, As Reported

Income from continuing operations before income taxes	$95,692	$(22,260)	$73,432
Net income from continuing operations attributable to noncontrolling interests	(8,166)	—	(8,166)

Income from continuing operations before income taxes attributable to Health Management Associates, Inc.	87,526	(22,260)	65,266
Provision for income taxes	(33,917)	8,626	(25,291)

Income from continuing operations attributable to Health Management Associates, Inc. common stockholders	$53,609	$(13,634)	$39,975

Earnings per share from continuing operations attributable to Health Management Associates, Inc. common stockholders:
Basic and Diluted	$0.21	$(0.05)	$0.16

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(unaudited, in thousands, except per share amounts)

Six Months Ended June 30, 2013

	Continuing Operations	Interest Rate Swap Amortization and Mark-To-Market Adjustments	Total, As Reported

Income from continuing operations before income taxes	$91,142	$(36,972)	$54,170
Net income from continuing operations attributable to noncontrolling interests	(9,319)	—	(9,319)

Income from continuing operations before income taxes attributable to Health Management Associates, Inc.	81,823	(36,972)	44,851
Provision for income taxes	(28,707)	14,327	(14,380)

Income from continuing operations attributable to Health Management Associates, Inc. common stockholders	$53,116	$(22,645)	$30,471

Earnings per share from continuing operations attributable to Health Management Associates, Inc. common stockholders:
Basic and Diluted	$0.21	$(0.09)	$0.12

Six Months Ended June 30, 2012

	Continuing Operations	Interest Rate Swap Amortization and Mark-To-Market Adjustments	Total, As Reported

Income from continuing operations before income taxes	$203,131	$(58,981)	$144,150
Net income from continuing operations attributable to noncontrolling interests	(15,072)	—	(15,072)

Income from continuing operations before income taxes attributable to Health Management Associates, Inc.	188,059	(58,981)	129,078
Provision for income taxes	(72,873)	22,855	(50,018)

Income from continuing operations attributable to Health Management Associates, Inc. common stockholders	$115,186	$(36,126)	$79,060

Earnings per share from continuing operations attributable to Health Management Associates, Inc. common stockholders:
Basic and Diluted	$0.45	$(0.14)	$0.31